EXHIBIT 99.3

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of September 20, 2007, by and among MicroIslet, Inc., a Nevada corporation (the "COMPANY"), and Peter Knobel, an individual (the "PURCHASER").

         This Agreement is made pursuant to the Warrant Agreement, dated as of the date hereof, between the Company and the Purchaser (the "WARRANT AGREEMENT").

         The Company and the Purchaser hereby agree as follows:

         1.     DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Warrant Agreement shall have the meanings given such terms in the Warrant Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the common stock of the Company, $.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

         "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

         "EFFECTIVENESS PERIOD" shall mean the period from the Effective Date until the Termination Date.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE ACT REPORT" means any periodic or other report filed by the Company with the Commission pursuant to the Exchange Act or the rules and regulations promulgated thereunder.

         "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

         "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c).

         "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c).

         "LOSSES" shall have the meaning set forth in Section 5(a).

         "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "PROSPECTUS" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "REGISTRABLE SECURITIES" means the Warrant Shares, which the Holder has requested to be registered pursuant to Section 2(a), until such time as such securities have been sold to the public pursuant to a registration statement or other means such that they are no longer "RESTRICTED SECURITIES" under the Securities Act.

         "REGISTRATION STATEMENT" means the registration statement required to be filed hereunder in accordance with Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "TERMINATION DATE" means the date when all Registrable Securities which are (or pursuant to Section 2(a) may be) covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the Holders

         "WARRANT SHARES" means, collectively, the shares of Common Stock issuable upon exercise of the Warrant Agreement.

         2.     REGISTRATION RIGHTS; CUT-BACK.

                (a) If at any time prior to the Termination Date there is not an effective Registration Statement covering all of the Registrable Securities and the Company files a registration statement with the Commission relating to

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an offering for its own account or the account of others under the Securities
Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or in an exchange offer for its own securities, or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within ten days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

                (b) Notwithstanding the provisions of this Section 2, if (i) after the Effective Date, the Registration Statement ceases to be effective and available to the Holders as to all of the Registrable Securities (whether upon the delivery of a notice pursuant to Section 6(c) or otherwise) at any time prior to the expiration of the Effectiveness Period without becoming available to the Holders as to all of the Registrable Securities within twenty (20) Trading Days pursuant to the delivery of an Advice, or (ii) at the time of effectiveness of the Registration Statement is not available to the Holder as to all of the Registrable Securities; in either case, caused by the assertion by the Commission that the number of shares proposed to be registered under the Registration Statement constitutes an offering by or on behalf of the Company not at a fixed price (a "415 Comment"), the Company shall use its best efforts to register the maximum number of shares permissible by the Commission to retain the status of the offering as a secondary offering under Rule 415, subject to the Company's obligations as to order of priority for cut-backs as set forth in the Company's Registration Rights Agreement dated June 20, 2007. The Company shall not be liable to any Holder for any damages in respect of its failure to register Registrable Securities for resale under the Securities Act or any state securities or blue sky laws as a result of a 415 Comment.

         3. REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall:

                (a) Not less than two Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (other than a supplement which attaches a previously filed Exchange Act Report), furnish to the Holders copies of all such documents proposed to be filed which documents will be subject to the review of such Holders. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith.

                (b) (i) Prepare and file with the Commission such amendments, including without limitation post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424;
(iii) respond as promptly as reasonably practical to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably practical provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (except to the extent such correspondence would disclose material non-public information); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                (c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than two Trading Days following the day
(i)(A) when a Prospectus or any Prospectus supplement (other than a supplement which attaches a previously filed Exchange Act Report) or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders, except to the extent such correspondence would disclose material non-public information); and
(C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal as promptly as reasonably possible of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

                (e) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                (f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c) to discontinue disposition of Registrable Securities pursuant to the Registration Statement.

                (g) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

                (h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request in writing a reasonable period of time prior to any sale of Registrable Securities.

                (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (j) Comply in all material respects with all applicable rules and regulations of the Commission.

         In connection with a registration request made by a Holder pursuant to
Section 2(a) and from time to time thereafter, the Company may require a selling Holder to furnish to the Company a Registration Statement Questionnaire in the form attached to this Agreement as Annex B, as such form may be revised from time to time by the Company to correspond to information required by the Commission. Each Holder shall furnish the information required in a Registration Statement Questionnaire within five Trading Days of the Company's request.

         4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

         5.     INDEMNIFICATION.

                (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based upon information regarding such Holder or such other indemnified party furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that each Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including without limitation any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All reasonable fees and expenses of the Indemnified Party (including without limitation reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 3) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                (d) CONTRIBUTION. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including without limitation any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 were available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such holder.

         The indemnity and contribution agreements contained in this Section 5(d) are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.     MISCELLANEOUS.

                (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of its obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. Notwithstanding the foregoing, the Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration statement filed by or proposed to be filed by the Company as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

                (b) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                (c) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this
Section 6(c).

                (d) REGULATION M. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

                (e) AMENDMENTS AND WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the applicable Holder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

                (f) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number or via email at the email address specified pursuant to this Section 6(f) prior to 6:30 p.m. (New York City time) on a Trading Day,
(ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number or via email at the email address specified pursuant to this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service to the address specified pursuant to this Section, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:         MicroIslet, Inc.
                                    6370 Nancy Ridge Drive, Suite 112
                                    San Diego, CA  92121
                                    Attn:  Chief Executive Officer
                                    Email:  mandrews@microislet.com
                                            -----------------------
                                    Facsimile No.:  (858) 657-0288

         With a copy to:           Sheppard, Mullin, Richter & Hampton LLP
                                    12275 El Camino Real, Suite 200
                                    San Diego, California  92130-2006
                                    Attn:  John D. Tishler, Esq.
                                    Email:  jtishler@sheppardmullin.com
                                            ---------------------------
                                    Facsimile No.:  (858) 509-3691

         If to a Purchaser:         To the address set forth
                                    under such Purchaser's name on the signature pages hereto.

         If to any other Person who is then the registered Holder:

                                    To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Except to its successors, the Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder but only in the manner and to the Persons as permitted under the Warrant Agreement.

                (h) EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature were an original thereof.

                (i) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

                (j) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                (k) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                (l) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (m) END OF EFFECTIVENESS PERIOD. At the end of the Effectiveness Period the Holders shall discontinue sales of Warrant Shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold.

                (n) INDEPENDENT NATURE OF HOLDERS' OBLIGATIONS AND RIGHTS. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                               MICROISLET, INC.


                                               By: /s/ Michael Andrews
                                               Name: Michael Andrews
                                               Title: Chief Executive Officer


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES OF PURCHASER TO FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                                /s/ Peter Knobel
                                                ----------------
                                                Peter Knobel, an individual


                                                Address for Notice:
                                                2211 N. Frontage Rd., Suite A
                                                Vail, Colorado 81657

                                                Facsimile No.:  970.479.6666
                                                Email:  peter@solarisvail.com
                                                Attn:  Peter Knobel

ANNEX A
                              PLAN OF DISTRIBUTION

          The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

     o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     o an exchange distribution in accordance with the rules of the applicable exchange;

     o    privately negotiated transactions;

     o    short sales;

     o broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

     o    a combination of any such methods of sale; and

     o    any other method permitted pursuant to applicable law.

          The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

          The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

          Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

          The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

          The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

          The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "UNDERWRITERS" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

          We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

          The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

          The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

ANNEX B
                              FORM OF QUESTIONNAIRE

                                MICROISLET, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information. The terms "affiliate", "associate" and "beneficially" are defined beginning on page 5. Other capitalized terms not defined herein have the meaning set forth in the Purchase Agreement.

                    SECTION 1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

-----------------------------------------------------------------------------

                    SECTION 2. Please provide the number of shares of the Company's Common Stock that you or your organization will "beneficially" own:


                                            Shares:   ____________________


               Shares Underlying Warrants, Options,
                           Convertible Notes, Etc.:   _____________________


                                             TOTAL:   _____________________




                    SECTION 3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

         Yes   [ ]         No    [ ]

If yes, please indicate the nature of any such relationships below:

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

          SECTION 4. As to the shares of Common Stock indicated as being beneficially owned in Section 2 above, does any person other than the person identified in Section 1 have


          4.1 the sole or shared power to vote or to direct the vote of any such securities?

         Yes   [ ]         No    [ ]


          4.2 the sole or shared power to dispose or to direct the disposition of any such securities (referred to as "dispositive power")?

         Yes   [ ]         No    [ ]

If the answer is "Yes" to either of the foregoing questions, please set forth below the name and address of each person who has either such power or with whom the indicated beneficial owner shares such power, together with such number of shares to which such rights relates.

-----------------------------------------------------------------------------

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Please read the following carefully if you are an entity or a trust:

IF YOU ARE AN ENTITY OR A TRUST, you MUST list the name of each natural person associated with your entity or trust who has or shares voting or dispositive power with respect to the shares indicated as being beneficially owned in the answer to Section 2. For an investment or holding company, the investment manager(s) would normally be the person(s) who hold(s) or share(s) voting and dispositive power. For a trust, the natural person(s) holding or sharing voting or dispositive power would normally be the trustee(s). For other types of entities, the natural person(s) holding or sharing voting or dispositive power would normally be the officer(s) empowered by the board of directors to make such decisions, or if there is no such officer, each of the directors. Disclosure is required for each natural person who in practice has voting or dispositive power, regardless of that person's formal title or position within the organization, including stockholders or other equity holders or their controlling natural persons.

        NAME OF                      TYPE OF POWER:
     NATURAL PERSON              VOTING/DISPOSITIVE/BOTH                ADDRESS                 POSITION OR TITLE
-------------------------    --------------------------------   ------------------------    --------------------------

-------------------------    --------------------------------   ------------------------    --------------------------


-------------------------    --------------------------------   ------------------------    --------------------------


-------------------------    --------------------------------   ------------------------    --------------------------


-------------------------    --------------------------------   ------------------------    --------------------------


-------------------------    --------------------------------   ------------------------    --------------------------


-------------------------    --------------------------------   ------------------------    --------------------------

          SECTION 5. In any pending legal proceeding, are you or your organization, or any "affiliates" (see definition below) of you or your organization, a party, or do you or your organization, or any such "associate" (see definition below) of you or your organization, have an interest, adverse to the Company or any affiliate of the Company?

         Yes   [ ]         No    [ ]

If the answer is "Yes," please describe, and state the nature and amount of, such interest.

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

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          SECTION 6. Are you directly or indirectly a "broker-dealer" (see definition below) or an affiliate or an associate of a broker-dealer?

         Yes   [ ]         No    [ ]

         If the answer is yes, please respond to each of the questions below:

         Please describe your affiliation or association with a broker-dealer, or if you are a broker-dealer, please so state.

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

         Did you purchase the Shares and the Warrants under the Purchase Agreement in the ordinary course of business?

         Yes   [ ]         No    [ ]

         Do you have any agreements or understandings, directly or indirectly, with any person to distribute the Shares or the Warrant Shares?

         Yes   [ ]         No    [ ]

         If the answer is yes, please describe such arrangements or understandings below.

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

         If you are a broker-dealer, it is frequently the position of the Staff of the Division of Corporation Finance of the Securities and Exchange Commission that you must be named as an underwriter in the Registration Statement. Do you consent to be named as an underwriter?

         Yes   [ ]         No    [ ]


          SECTION 7. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

         Yes   [ ]         No    [ ]

         If the answer is yes, please describe below:

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


          SECTION 8. Is the plan of distribution of your Shares correctly described in the "Plan of Distribution" excerpt set forth on Annex A to the Registration Rights Agreement, which is proposed to be included in the Registration Statement?

          Yes   [ ]         No    [ ]


          SECTION 9. By initialing below, you agree that you will comply with Regulation M under the Securities Exchange Act of 1934, as amended, in connection with any resales of your stock pursuant to the Registration Statement. The provisions of Regulation M are referenced in the "Plan of Distribution" referenced in Section 8.

                  -----------------
                      Initials


          SECTION 10. Will you, or will you potentially (including through the exercise of warrants), become a 5% holder of the Company's Common Stock as a result of this investment (that is, after the purchase, will the number of shares you hold and the number of shares subject to warrants you hold exceed 3.5 million)?

         Yes   [ ]         No    [ ]

         If the answer is yes, please respond to each of the questions below:

         If you are an entity, specify whether you are a domestic or offshore entity:

         Domestic  [ ]     Offshore [ ]     Not applicable  [ ]

         If you are an entity, specify your country of domicile or registry:

----------------------------------------------------------------------------

         If you are an entity, specify whether you are a private equity fund, investment manager, or other type of entity:

-----------------------------------------------------------------------------

         From which bank will you wire the funds for the purchase of Shares:

Name:_______________________________________________________________________

City, State and Country: ___________________________________________________

         Upon registration, do you intend to hold the Shares in your own name or street name:

         Own [ ]  Street  [ ]

         If you intend to hold the Shares in street name, specify the brokerage firm you will use to hold the Shares:

Name: _______________________________________________________________________

City, State and Country: ____________________________________________________

         If to your knowledge you are affiliated with any other Purchasers under the Purchase Agreement, specify the investors and the nature of the affiliation:

-----------------------------------------------------------------------------

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         Specify how you were contacted for an investment in the Company:

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                   [ THE DEFINITIONS FOLLOW ON THE NEXT PAGE ]

DEFINITIONS:

         AFFILIATE: An "affiliate" of a specified person is a person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

         ASSOCIATE: The term "associate" means (1) any corporation or organization (except the Company and its Subsidiaries) of which you are an officer or partner, or of which you are, directly or indirectly, the owner beneficially of 10% or more of any class of equity securities, (2) any trust or other estate in which you have a beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, or (3) your spouse, or any relative of yours or of your spouse who shares your home or who is a director or officer of the Company.

         BENEFICIALLY: The term "beneficially" as applied to an interest in securities describes any interest in the securities in question which entitles you to any of the rights or benefits of ownership, even though you are not the holder or owner of record. Interests in securities held in an estate, trust, or partnership, or by a nominee, are examples of beneficial interests.

         If you have any contract, understanding, relationship, agreement, or other arrangement with any other person with respect to securities, pursuant to which you obtain benefits substantially equivalent to the ownership of securities, you should consider such securities as "beneficially owned" by you. For purposes of this questionnaire, you will be regarded as having benefits substantially equivalent to ownership of securities if:

         (a) directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise you have or share:

                  (i) voting power, which includes the power to vote, or to direct the voting of, the security; or

                  (ii) investment power, which includes the power to dispose of, or to direct the disposition of, the security;

         (b) you have the right to acquire beneficial ownership of the security, including but not limited to any right to acquire:

                  (i) through the exercise of any option, warrant, or right;

                  (ii)     through the conversion of a security;

                  (iii) pursuant to a power to revoke a trust, discretionary account, or similar arrangement; or

                  (iv) pursuant to the automatic termination of a trust, discretionary account, or similar arrangement.

         You are also considered to be the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement, or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of such security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the Securities Exchange Act.

         If you have any reason to believe that any interest you have in securities, however remote, might be described as a beneficial interest, please describe such interest.

The Securities and Exchange Commission has taken the view, with which some courts have agreed, that a person may be regarded as the beneficial owner of securities held in the name of the person's spouse, minor children, or other relatives of the person or the person's spouse who share the person's home, if such relationship results in such person obtaining benefits substantially equivalent to ownership of such securities. We will assume, however, that you do not consider that you beneficially own any securities you list in answer to
Section 2 as being owned by such persons. If you do consider that you are the beneficial owner of such securities, please list them as being owned by both you and such other person, and indicate that such securities are listed more than once.

BROKER-DEALER. The term "broker-dealer" includes "brokers," as that term is defined in Section 3(a)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "dealers" as that term is defined in Section 3(a)(5) of the Exchange Act.

CONTROL. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

NASD MEMBER. The term "NASD member" means any broker-dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

PERSON ASSOCIATED WITH A MEMBER OF THE NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

UNDERWRITER OR A RELATED PERSON. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)